UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2015

OPHTHOTECH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, 19th Floor

New York, New York 10119

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 845-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

The disclosure set forth in Item 4.02 below is incorporated by reference.

Item 4.02.                                        Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 27, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors of Ophthotech Corporation (the “Company”), in consultation with management and discussion with the Company’s independent registered public accounting firm, Ernst & Young LLP (“E&Y”), concluded that the Company’s unaudited financial statements for the quarters ended June 30, 2014, September 30, 2014 and December 31, 2014, its audited financial statements for the year ended December 31, 2014 and its unaudited financial statements for the quarter ended March 31, 2015 (the “Relevant Financial Statements”), incorrectly accounted for certain valuation allowances related to deferred tax assets.  These incorrect valuation allowances:

•                  have no effect on the Company’s cash position;

•                  have no impact on the Company’s operating expenses;

•                  are solely related to the appropriate timing of the release of valuation allowances reserved against deferred tax assets; and

•                  are expected to fully reverse in 2015 as explained below.

In the second quarter of 2014, the Company, following consultations with its external tax advisor and discussions with E&Y, recorded an income tax benefit by reducing a portion of its valuation allowance against its gross deferred tax assets.  In determining the amount of the valuation allowance release, the Company considered anticipated 2015 tax losses which would generate a refund of a portion of federal income taxes paid in 2014.

The Company has now determined that, as a matter of accounting principle, the net deferred tax asset recorded on the Company’s balance sheets was overstated and the income tax provision on the Company’s statements of operations was understated as of and for the periods ending June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015.  The Company’s cash position and operating expenses were not affected. See below for the impact in each period.  In addition, notwithstanding this determination as to accounting principle, the Company has experienced actual losses in 2015 as it had expected. Further, in 2015 the Company expects to record a current tax asset as of December 31, 2015 equal to the amount of the net deferred tax asset incorrectly recorded as of December 31, 2014. This current tax asset relates to the refund of federal income taxes the Company expects to receive and is consistent with its prior expectations and accounting treatment.

Consequently, on July 27, 2015, the Audit Committee concluded that the Relevant Financial Statements and related disclosures included in the Company’s quarterly reports on Form 10-Q for the quarters ended June 30, 2014 and September 30, 2014, the Company’s annual report on Form 10-K for the year ended December 31, 2014 and the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2015 should no longer be relied upon. Management’s evaluation of disclosure controls and procedures as of June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, and management’s report on internal controls over financial reporting for the year ended December 31, 2014 also should no longer be relied upon. Additionally, E&Y’s opinion on the Company’s consolidated financial statements for the year ended December 31, 2014 as well as E&Y’s opinion on the effectiveness of internal controls over financial reporting as of December 31, 2014, should no longer be relied upon. Similarly, related press releases and Company presentations describing the Relevant Financial Statements should no longer be relied upon.

The Company is amending its Annual Report on Form 10-K for the year ended December 31, 2014, originally filed with the Securities and Exchange Commission (“SEC”) on March 2, 2015, to include its restated audited financial statements for the year ended December 31, 2014 as well as restated unaudited financial statements for the quarters ended June 30, 2014, September 30, 2014 and December 31, 2014.  The Company also is amending its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, originally filed with the SEC on May 11, 2015, to include restated unaudited financial statements for such quarter.

The Company is filing the above-described Form 10-K/A and Form 10-Q/A concurrently with this Form 8-K.

The tables below show the impact of the restatements on the relevant line items in the Company’s financial statements:

Balance Sheets
(in thousands)

	June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015
	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated
	(unaudited)		(unaudited)				(unaudited)
Deferred tax assets	$837	$—	$1,069	$49	$293	$50	$469	$70
Total current assets	$442,155	$441,318	$462,644	$461,624	$473,625	$473,382	$492,904	$492,505
Deferred tax assets, non- current	$19,635	$—	$26,187	$4,404	$22,808	$4,467	$22,597	$4,412
Total assets	$478,126	$457,654	$490,486	$467,683	$498,370	$479,786	$517,425	$498,841
Income taxes payable (1)	$29,540	$29,559	$7,785	$7,785	$—	$—	$—	$974
Total current liabilities	$35,362	$35,381	$24,039	$24,039	$19,831	$19,831	$19,523	$20,497
Total liabilities	$318,695	$318,714	$314,591	$314,591	$351,249	$351,249	$355,832	$356,806
Accumulated deficit	$(256,231)	$(276,722)	$(245,367)	$(268,170)	$(281,238)	$(299,822)	$(273,628)	$(293,186)
Total stockholders’ equity	$159,431	$138,940	$175,895	$153,092	$147,121	$128,537	$161,593	$142,035
Total liabilities and stockholders’ equity	$478,126	$457,654	$490,486	$467,683	$498,370	$479,786	$517,425	$498,841

(1)  As of March 31, 2015, income taxes payable of $974 was included in accounts payable and accrued expenses which was reported as $4,783 and restated as $5,757.

Statements of Operations
(in thousands, except per share data)

	Three Months Ended June 30, 2014		Six Months Ended June 30, 2014
	As Reported	As Restated	As Reported	As Restated
	(unaudited)		(unaudited)
Income tax provision	$10,294	$30,785	$10,294	$30,785
Net loss	$(52,499)	$(72,990)	$(73,181)	$(93,672)
Basic loss per common share	$(1.57)	$(2.19)	$(2.23)	$(2.85)
Diluted loss per common share	$(1.57)	$(2.19)	$(2.23)	$(2.85)

	Three Months Ended September 30, 2014		Nine Months Ended September 30, 2014
	As Reported	As Restated	As Reported	As Restated
	(unaudited)		(unaudited)
Income tax provision	$2,867	$5,179	$13,161	$35,964
Net income (loss)	$10,864	$8,552	$(62,317)	$(85,120)
Basic earnings (loss) per common share	$0.32	$0.26	$(1.88)	$(2.57)
Diluted earnings (loss) per common share	$0.31	$0.25	$(1.88)	$(2.57)

	Three Months Ended December 31, 2014		Year Ended December 31, 2014
	As Reported	As Restated	As Reported	As Restated
	(unaudited)
Income tax provision	$4,731	$512	$17,892	$36,476
Net loss	$(35,871)	$(31,652)	$(98,188)	$(116,772)
Basic loss per common share	$(1.06)	$(0.94)	$(2.95)	$(3.51)
Diluted loss per common share	$(1.06)	$(0.94)	$(2.95)	$(3.51)

	Three Months Ended March 31, 2015
	As Reported	As Restated
	(unaudited)
Income tax provision	$—	$974
Net income	$7,610	$6,636
Basic earnings per common share	$0.22	$0.19
Diluted earnings per common share	$0.22	$0.19

Statements of Comprehensive Income (Loss)
(in thousands)

	Three Months Ended June 30, 2014		Three Months Ended September 30, 2014
	As Reported	As Restated	As Reported	As Restated
	(unaudited)		(unaudited)
Net income (loss)	$(52,499)	$(72,990)	$10,864	$8,552
Comprehensive income (loss)	$(52,492)	$(72,983)	$10,874	$8,562

	Six Months Ended June 30, 2014		Nine Months Ended September 30, 2014		Year Ended December 31, 2014
	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated
	(unaudited)		(unaudited)		(unaudited)
Net loss	$(73,181)	$(93,672)	$(62,317)	$(85,120)	$(98,188)	$(116,772)
Comprehensive loss	$(73,156)	$(93,647)	$(62,282)	$(85,085)	$(98,253)	$(116,837)

	Three Months Ended March 31, 2015
	As Reported	As Restated
	(unaudited)
Net loss	$7,610	$6,636
Comprehensive loss	$7,658	$6,684

Statements of Cash Flows
(in thousands)

	Six Months Ended June 30, 2014		Nine Months Ended September 30, 2014		Year Ended December 31, 2014		Three Months Ended March 31, 2015
	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Net loss	$(73,181)	$(93,672)	$(62,317)	$(85,120)	$(98,188)	$(116,772)	$7,610	$6,636
Deferred income taxes	$(19,246)	$1,226	$(24,947)	$(2,144)	$(18,798)	$(214)	$—	$—
Income taxes payable (2)	$29,540	$29,559	$7,785	$7,785	$—	$—	$—	$974

(2)        For the three months ended March 31, 2015, change in income taxes payable of $974 was included in the change in accounts payable and accrued expenses which was reported as $(3,924) and restated as $(2,950).

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K regarding the Company’s future expectations constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements regarding the Company’s anticipated tax losses for 2015 and its ability to record a current tax asset as of December 31, 2015 in relation to the anticipated refund of a portion of the federal income taxes paid by the Company for 2014.  Such forward-looking statements involve risks and uncertainties that could cause the Company to not be able to realize future tax benefits. Such risks and uncertainties include those related to whether or not, and to what extent, the Company in fact records a tax loss in 2015.  Any forward-looking statements contained in this Current Report on Form 8-K represent the Company’s views only as of the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPHTHOTECH CORPORATION

Date: July 28, 2015	By:	/s/ Michael G. Atieh
Michael G. Atieh Executive Vice President and Chief Financial and Business Officer